UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2008 (July 9, 2008)

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50797 (Commission File Number)	04-3561634 (IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA (Address of Principal Executive Offices)		02142 (Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 11, 2008, Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), announced that the U.S. Food and Drug Administration has accepted for review the Abbreviated New Drug Application with a Paragraph IV certification for a generic version of  Copaxone® (glatiramer acetate injection) submitted by Sandoz Inc., the Company’s development and commercialization partner for this product.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

By:	/s/ Craig A. Wheeler
Craig A. Wheeler
Chief Executive Officer
(Principal Executive Officer)

Date: July 11, 2008